Exhibit 10.8

EXECUTION VERSION

AMENDMENT NO. 3 dated as of August 22, 2017 (this “Amendment”) to the CREDIT AGREEMENT, dated as of January 2, 2014, as amended by that certain Amendment No. 1 dated as of August 18, 2016, that certain Amendment No. 2 dated as of April 19, 2017 and that certain Omnibus Amendment No. 1 dated as of August 15, 2017 (the “Credit Agreement”), among GROSVENOR CAPITAL MANAGEMENT HOLDINGS, LLLP, an Illinois limited liability limited partnership (the “Borrower”), GROSVENOR HOLDINGS L.L.C., an Illinois limited liability company, GROSVENOR HOLDINGS II, L.L.C., a Delaware limited liability company, GCMH GP, L.L.C., a Delaware limited liability company, GCM, L.L.C., a Delaware limited liability company, the LENDERS party thereto, GOLDMAN SACHS BANK USA (“Goldman Sachs”), as Administrative Agent, Collateral Agent and Swingline Lender, BMO HARRIS BANK N.A., as a Letter of Credit Issuer, and BANK OF MONTREAL, CHICAGO BRANCH, as a Letter of Credit Issuer.

The Borrower has requested the establishment of Incremental Term Loans denominated in U.S. Dollars pursuant to Section 2.14 of the Credit Agreement (which Loans shall be added to and become part of the existing Class of 2023 Term Loans), the proceeds of which will be used (i) for general corporate purposes, which may include making a special distribution to owners of the Borrower, and (ii) to pay fees and expenses in connection with the transactions contemplated by this Amendment (the “Incremental 2023 Term Loans”), and (b) in connection therewith, the other amendments reflected in this Amendment.

Goldman Sachs has agreed to make Incremental 2023 Term Loans on the Amendment No. 3 Effective Date (as defined below) (in such capacity, the “Incremental 2023 Term Lender”) in a principal amount not to exceed $100,000,000 (the “Incremental 2023 Term Loan Commitment”), on the terms and subject to the conditions provided for herein.

This Amendment constitutes an Incremental Agreement pursuant to Section 2.14(f) of the Credit Agreement.

Each of Goldman Sachs and UBS Securities LLC has been designated by the Borrower to act, and has agreed to act, as a joint lead arranger and joint bookrunner (each, in such capacity, an “Arranger”) for this Amendment and the transactions contemplated hereby.

In accordance with Section 2.14(f) of the Credit Agreement, the Administrative Agent, the Incremental 2023 Term Lender, the Credit Parties, Holdings, Parent GPs and GP Entities have each agreed, subject to the terms and conditions stated below, to the transactions described herein.

Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”). The rules of interpretation set forth in Section 1.2 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Incremental 2023 Term Loans.

(a) Incremental 2023 Term Loans. (i) Subject to and upon the terms and conditions set forth herein and in the Amended Credit Agreement, the Incremental 2023 Term Lender agrees to make, on the Amendment No. 3 Effective Date, Incremental 2023 Term Loans to the Borrower in an aggregate principal amount that shall not exceed the Incremental 2023 Term Loan Commitment. The Incremental 2023 Term Loans (A) shall be made on the Amendment No. 3 Effective Date and shall be denominated in U.S. Dollars, (B) may at the option of the Borrower be incurred and maintained as, and/or converted into, ABR Loans or Eurodollar Loans as provided for 2023 Term Loans in the Amended Credit Agreement and (C) may be repaid or prepaid in accordance with the provisions of the Amended Credit Agreement, but once repaid or prepaid may not be reborrowed. It is understood and agreed that the Incremental 2023 Term Loans made on the Amendment No. 3 Effective Date shall be funded at 99.75% of the principal amount thereof, and notwithstanding such discount all calculations hereunder with respect to the Incremental 2023 Term Loans, including the accrual of interest and the repayment or prepayment of principal, shall be based on 100% of the stated principal amount thereof. The Incremental 2023 Term Loan Commitment of the Incremental 2023 Term Lender shall automatically terminate upon the making of the Incremental 2023 Term Loans on the Amendment No. 3 Effective Date or, if not previously terminated, at 5:00 p.m. (New York City time) on the Amendment No. 3 Effective Date.

(ii) The funding of the Incremental 2023 Term Loans on the Amendment No. 3 Effective Date shall be made in the manner contemplated by Section 2.4 of the Amended Credit Agreement. On the Amendment No. 3 Effective Date, the Borrower shall apply all the proceeds of the Incremental 2023 Term Loans (net of the original issue discount applicable thereto) to general corporate purposes, which may include making a special distribution to owners of the Borrower.

(b) Incremental 2023 Term Loans Generally. (i) On the Amendment No. 3 Effective Date, and notwithstanding anything to the contrary set forth in the Credit Agreement, the Incremental 2023 Term Loans shall be added to (and form a part of) each Borrowing of outstanding 2023 Term Loans on a pro rata basis (based on the relative sizes of the various outstanding Borrowings in respect of 2023 Term Loans), so that each Lender of 2023 Term Loans (including the Incremental 2023 Term Loans established hereunder) will participate proportionately in each then outstanding Borrowing of 2023 Term Loans (it being agreed, however, that interest will begin accruing on the Incremental 2023 Term Loans on the Amendment No. 3 Effective Date and the first interest payment in respect of each such outstanding Borrowing of 2023 Term Loans that occurs after the Amendment No. 3 Effective Date shall be disbursed to the 2023 Term Lenders in a manner that gives effect to the interest accrual provisions of the Incremental 2023 Term Loans provided in this Section 1(c)(i)).

(ii) The parties hereto acknowledge that the provisions of Section 2.14 of the Credit Agreement will apply to the establishment of the Incremental 2023 Term Loans hereby, with (i) the Incremental 2023 Term Loans becoming a part of the existing Class of 2023 Term Loans, (ii) the Incremental 2023 Term Loans having terms identical to the 2023 Term Loans (other than with respect to issue price and the date from which interest shall begin to accrue) and otherwise being subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Credit Parties and any provisions regarding the rights of the Term Lenders, of the Amended Credit Agreement and the other Credit Documents, (iii) the Incremental 2023 Term Loans being incurred in reliance on clause (y) of the definition of “Incremental Amount” as set forth in Section 1.1 of the Credit Agreement, (iv) the Incremental 2023 Term Lender constituting a “2023 Term Lender”, “Term Lender” and a “Lender” under the Amended Credit Agreement and the other Credit Documents for all purposes thereof, (v) each Incremental 2023 Term Loan constituting an “Incremental Term Loan”, a “2023 Term Loan”, a “Term Loan” and a “Loan” under the Amended Credit Agreement and the other Credit Documents for all purposes thereof and (vi) the Incremental 2023 Term Loans constituting a part of the “2023 Term Loan Facility” under the Amended Credit Agreement and the other Credit Documents for all purposes thereof.

SECTION 2. Amendments. Effective as of the Amendment No. 3 Effective Date:

(a) Section 1.1 of the Credit Agreement is hereby modified by adding the following definitions in the appropriate alphabetical order:

“Amendment No. 3” shall mean the Amendment No. 3 dated as of August 22, 2017, to this Agreement, among the Administrative Agent, the Lenders party thereto, the Credit Parties, Holdings, Parent GPs and GP Entities.

“Amendment No. 3 Effective Date” shall have the meaning provided in Amendment No. 3.

(b) The definitions set forth below are hereby amended and restated in their entirety as follows:

“2023 Term Lender” shall mean a Lender holding a 2023 Term Loan (including, for the avoidance of doubt, any Incremental 2023 Term Lender under Amendment No. 2 and any “Incremental 2023 Term Lender” under Amendment No. 3).

“2023 Term Loan Facility” shall mean the 2023 Term Loans (including, for the avoidance of doubt, any Incremental 2023 Term Loans established pursuant to Amendment No. 2 and any “Incremental 2023 Term Loans” established pursuant to Amendment No. 3).

“2023 Term Loans” shall have the meaning provided in Amendment No. 1 (including, for the avoidance of doubt, any Incremental 2023 Term Loans established pursuant to Amendment No. 2 and any “Incremental 2023 Term Loans” established pursuant to Amendment No. 3).

(c) Clause (c) of definition of the term “Borrowing” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“(c) (i) the incurrence of one Type and Class of Incremental Term Loan on an Incremental Facility Closing Date (or resulting from conversions on a given date after the applicable Incremental Facility Closing Date) having, in the case of Eurodollar Loans, the same Interest Period (provided that ABR Loans incurred pursuant to Section 2.10(b) shall be considered part of any related Borrowing of Eurodollar Loans) or (ii) the Extended Term Loans of one Type and Class established on the same date pursuant to the same Extension Agreement (or resulting from conversions on a given date) and having, in the case of Eurodollar Loans, the same Interest Period (provided that ABR Loans incurred pursuant to Section 2.10(b) shall be considered part of any related Borrowing of Eurodollar Loans); provided that the 2023 Term Loans of one Type established on the Amendment No. 1 Effective Date, the Amendment No. 2 Effective Date or the Amendment No. 3 Effective Date pursuant to Amendment No. 1, Amendment No. 2 or Amendment No. 3 (or resulting from conversions on a given date after the Amendment No. 1 Effective Date, Amendment No. 2 Effective Date or Amendment No. 3 Effective Date, as applicable) and having, in the case of Eurodollar Loans, the same Interest Period shall be considered a Borrowing (provided that ABR Loans incurred pursuant to Section 2.10(b) shall be considered part of any related Borrowing of Eurodollar Loans),”.

(d) Section 2.5 (b)(ii) is hereby amended by replacing the table appearing therein with the following:

2023 Term Loan Repayment Date	2023 Term Loan Repayment Amount
September 30, 2016	$704,090.16
December 31, 2016	$704,090.16
March 31, 2017	$704,090.16
June 30, 2017	$930,790.41
September 30, 2017	$1,183,315.66
December 31, 2017	$1,183,315.66
March 31, 2018	$1,183,315.66
June 30, 2018	$1,183,315.66
September 30, 2018	$1,183,315.66
December 31, 2018	$1,183,315.66
March 31, 2019	$1,183,315.66
June 30, 2019	$1,183,315.66
September 30, 2019	$1,183,315.66
December 31, 2019	$1,183,315.66
March 31, 2020	$1,183,315.66
June 30, 2020	$1,183,315.66
September 30, 2020	$1,183,315.66
December 31, 2020	$1,183,315.66
March 31, 2021	$1,183,315.66
June 30, 2021	$1,183,315.66
September 30, 2021	$1,183,315.66
December 31, 2021	$1,183,315.66
March 31, 2022	$1,183,315.66
June 30, 2022	$1,183,315.66
September 30, 2022	$1,183,315.66
December 31, 2022	$1,183,315.66
March 31, 2023	$1,183,315.66
June 30, 2023	$1,183,315.66
2023 Term Loan Maturity Date	Balance of outstanding 2023 Term Loans

(e) Section 5.1(b) of the Credit Agreement is hereby amended to replace “that occurs (i) prior to the date that is six months after the Amendment No. 1 Effective Date or (ii) after the Amendment No. 2 Effective Date and on or prior to the date that is six months after the Amendment No. 2 Effective Date” with “that occurs (i) prior to the date that is six months after the Amendment No. 1 Effective Date, (ii) after the Amendment No. 2 Effective Date and on or prior to the Amendment No. 3 Effective Date or (iii) after the Amendment No. 3 Effective Date and on or prior to the date that is six months after the Amendment No. 3 Effective Date.”

SECTION 3. [Reserved.]

SECTION 4. Conditions to Effectiveness of Amendment No. 3. This Amendment shall become effective on the first date (the “Amendment No. 3 Effective Date”) on which the following conditions shall have been satisfied or waived:

(a) The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) each Credit Party, (ii) each Holdings, (iii) each Parent GP, (iv) each GP Entity, (v) the Administrative Agent and (vi) the Incremental 2023 Term Lender.

(b) The Administrative Agent shall have received evidence that all fees previously agreed in writing among the Borrower and each Arranger in respect of this Amendment, and all reasonable out-of-pocket expenses of the Administrative Agent (including the reasonable fees, disbursements and other charges of Cravath, Swaine & Moore LLP) payable by the Borrower for which invoices have been presented at least one Business Day prior to the Amendment No. 3 Effective Date, shall have been paid by the Borrower.

(c) The Administrative Agent shall have received a Notice of Borrowing for the Incremental 2023 Term Loans to be made on the Amendment No. 3 Effective Date, setting forth the information specified in Section 2.3 of the Credit Agreement, with such modifications thereto as shall be reasonably satisfactory to the Administrative Agent.

(d) The Administrative Agent shall have received favorable written opinions of Simpson Thacher & Bartlett LLP, counsel to Holdings, the Borrower, Holdings, the Parent GPs and the Borrower’s Subsidiaries, and Sidley Austin LLP, special Illinois counsel to Holdings and the Borrower, each dated the Amendment No. 3 Effective Date and addressed to each Arranger, the Administrative Agent and the Incremental 2023 Term Lender and in form and substance reasonably satisfactory to the Administrative Agent. The Borrower hereby instructs its counsel to deliver such opinion to each Arranger, the Administrative Agent and the Incremental 2023 Term Lender.

(e) The Administrative Agent shall have received a certificate from the Borrower, dated the Amendment No. 3 Effective Date and executed by an Authorized Officer of the Borrower, which shall certify that, as of the Amendment No. 3 Effective Date, at the time of and after giving effect to the transactions contemplated hereby, (i) no Default or Event of Default shall have occurred and be continuing, and (ii) all representations and warranties made by any Credit Party (and Holdings, each Parent GP and each GP Entity that is a party to any of the Credit Documents) contained in Section 8 of the Credit Agreement or in the other Credit Documents (including this Amendment) shall be true and correct in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in Section 8.9(a) of the Credit Agreement shall be deemed to refer to the most recent annual and quarterly Section 9.1 Financials then delivered pursuant to the Credit Agreement; provided that the words “Closing Date” as set forth in Sections 8.8, 8.10, 8.15(a) and 8.17 of the Credit Agreement shall be deemed to refer to the Amendment No. 3 Effective Date); provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on the Amendment No. 3 Effective Date or on such earlier date, as the case may be (after giving effect to such qualification).

(f) The Administrative Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the applicable governing body of each Person that is a Credit Party as of the Amendment No. 3 Effective Date and of Holdings, each Parent GP and each GP Entity that is a party to any of the Credit Documents (or a duly authorized committee thereof) authorizing (i) the execution, delivery and performance of this Amendment and (ii) in the case of the Borrower, the extensions of credit contemplated under this Amendment.

(g) The Administrative Agent shall have received true and complete copies of (i) the Organizational Documents of each Person that is a Credit Party as of the Amendment No. 3 Effective Date and of Holdings, each Parent GP and each GP Entity that is a party to any of the Credit Documents and (ii) such other documents and certifications, each dated as of, or where applicable as of a recent date prior to, the Amendment No. 3 Effective Date, as the Administrative Agent may reasonably require to evidence that each such Person is duly organized or formed, validly existing, in good standing and qualified to engage in business in the State of such Person’s organization or formation, as applicable, and other customary matters; provided that in the case of (i) the Organizational Documents and (ii) the incumbency and specimen signatures of the officers executing this Amendment and the other documents required to be provided to the Administrative Agent on the Amendment No. 3 Effective Date as provided for herein, of each of the Credit Parties, Holdings, Parent GPs and GP Entities, a certificate certifying that there has been no change to the Organizational Documents and the incumbency and specimen signature of each such officer included in the closing certificates provided on the Closing Date or the Amendment No. 2 Effective Date, as applicable, shall be deemed to satisfy this condition with respect to such matters.

(h) The Administrative Agent shall have received a certificate from L. Layne Glunt, an Authorized Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, demonstrating that after giving effect to the consummation of this Amendment, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent.

(i) The Administrative Agent and each Arranger shall have received at least three Business Days prior to the Amendment No. 3 Effective Date all documentation and other information concerning the Credit Parties, Holdings, Parent GPs and GP Entities that has been reasonably requested in writing at least three Business Days prior to the Amendment No. 3 Effective Date by the Administrative Agent or any Arranger (on behalf of itself and/or the Incremental 2023 Term Lender) and that the Administrative Agent or any Arranger reasonably determine is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act.

SECTION 5. Reaffirmation of Obligations. Each Credit Party, Holdings, Parent GP and GP Entity hereby unconditionally and irrevocably (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents (including the Credit Agreement as amended hereby) to which it is a party (or to which another Credit Party, Holdings, Parent GP or GP Entity is party on such Person’s behalf), (b) ratifies and reaffirms each grant of a Lien on, or security interest in, its property made pursuant to the Credit Documents to which it is a party (or to which another Credit Party, Holdings, Parent GP or GP Entity is party on such Person’s behalf) and confirms that such Liens and security interests continue to have full force and effect at law following the effectiveness of this Amendment to secure the Obligations (including any Obligations in respect of the Incremental 2023 Term Loans), subject to the terms thereof, and (c) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations (including any Obligations in respect of the Incremental 2023 Term Loans) pursuant to the Guarantee and confirms that the Guarantee continues to have full force and effect at law, notwithstanding this Amendment.

SECTION 6. Representations and Warranties. The Credit Parties, Holdings, Parent GPs and GP Entities hereby represent and warrant, on the Amendment No. 3 Effective Date (before and after giving effect to the effectiveness of this Amendment) that:

(a) no Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Amendment;

(b) all representations and warranties made by any Credit Party (and Holdings, each Parent GP and each GP Entity that is a party to any of the Credit Documents) contained in Section 8 of the Credit Agreement or in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Amendment No. 3 Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in Section 8.9(a) of the Credit Agreement shall be deemed to refer to the most recent annual and quarterly Section 9.1 Financials then delivered pursuant to the Credit Agreement; provided that the words “Closing Date” as set forth in Sections 8.8, 8.10, 8.15(a) and 8.17 of the Credit Agreement shall be deemed to refer to the Amendment No. 3 Effective Date); provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on the Amendment No. 3 Effective Date or on such earlier date, as the case may be (after giving effect to such qualification); and

(c) this Amendment has been duly authorized, executed and delivered by each Credit Party, Holdings, Parent GP and GP Entity, and this Amendment constitutes a legal, valid and binding obligation of each Credit Party, Holdings, Parent GP and GP Entity, enforceable against each Credit Party, Holdings, Parent GP and GP Entity in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity.

SECTION 7. Reference to and Effect on the Credit Agreement and the Credit Documents. (a) This Amendment constitutes a Credit Document. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents executed prior to the Amendment No. 3 Effective Date and all of the Collateral described therein do and shall continue in full force and effect to secure where they purport to do so the payment of all Obligations of the Credit Parties, Holdings, Parent GPs and GP Entities under the Credit Documents, in each case as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent, any Lender, the Swingline Lender or any Letter of Credit Issuer under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

SECTION 8. Costs and Expenses. The Borrower agrees to pay all reasonable and documented or invoiced out-of-pocket costs and reasonable expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby, including the reasonable fees, disbursements and other charges of Cravath, Swaine & Moore LLP (counsel to the Administrative Agent) in accordance with Section 13.5 of the Credit Agreement.

SECTION 9. Incremental Facility Request. This Amendment shall constitute a written notice by the Borrower delivered to the Administrative Agent requesting an Incremental Term Loan under Section 2.14(a) of the Credit Agreement.

SECTION 10. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission (i.e., a “pdf” or “tif”)), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 11. No Novation. The Credit Parties have requested, and the Lenders party hereto have agreed, that the Credit Agreement be, effective from and after the Amendment No. 3 Effective Date, amended as set forth herein. Such amendment shall not constitute a novation of any indebtedness or other obligations owing to the Lenders, the Swingline Lender, any Letter of Credit Issuer, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Credit Document.

SECTION 12. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 13. [Reserved.]

SECTION 14. Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

(a) Notwithstanding anything to the contrary in this Amendment or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under this Amendment, to the extent such liability is unsecured, may be subject to the writedown and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(i) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(ii) the effects of any Bail-in Action on any such liability, including, if applicable:

(a) a reduction in full or in part or cancellation of any such liability;

(b) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Amendment; or

(c) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(b) The following terms shall for purposes of this Section have the meanings set forth below:

“Bail-In Action” shall mean, as to any EEA Financial Institution, the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of such EEA Financial Institution.

“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) above or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clause (a) or (b) above and is subject to consolidated supervision with its parent.

“EEA Member Country” shall mean any member state of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GROSVENOR CAPITAL MANAGEMENT HOLDINGS, LLLP,

by GCMH GP, L.L.C., its General Partner
by Grosvenor Holdings, L.L.C., its Sole Manager

/s/ Burke Montgomery
	Name:	Burke Montgomery
	Title:	Vice President

GCMH GP, L.L.C.,

by Grosvenor Holdings, L.L.C., its Sole Manager

/s/ Burke Montgomery
	Name:	Burke Montgomery
	Title:	Vice President

GCM, L.L.C.,

by Grosvenor Holdings, L.L.C., its Sole Manager

/s/ Burke Montgomery
	Name:	Burke Montgomery
	Title:	Vice President

GROSVENOR HOLDINGS, LLC,

by	/s/ Burke Montgomery
	Name:	Burke Montgomery
	Title:	Vice President

[Signature Page to Amendment No. 3]

GROSVENOR HOLDINGS II, LLC,

by	/s/ Burke Montgomery
	Name:	Burke Montgomery
	Title:	Vice President

GROSVENOR CAPITAL MANAGEMENT, LP,

by GCM, L.L.C., its General Partner

by Grosvenor Holdings, L.L.C., its Manager

by	/s/ Burke Montgomery
	Name:	Burke Montgomery
	Title:	Vice President

GCM CUSTOMIZED FUND INVESTMENT GROUP, L.P.,

by GCM, L.L.C., its General Partner

by Grosvenor Holdings, L.L.C., its Manager

by	/s/ Burke Montgomery
	Name:	Burke Montgomery
	Title:	Vice President

GROSVENOR SOFTWARE, LLC,

by	/s/ Burke Montgomery
	Name:	Burke Montgomery
	Title:	Vice President

[Signature Page to Amendment No. 3]

CFIG HOLDINGS, LLC,

by Grosvenor Capital Management Holdings, LLLP, its Managing Member

by	/s/ Burke Montgomery
	Name:	Burke Montgomery
	Title:	Vice President

GCM FIDUCIARY SERVICES, LLC,

by	/s/ Burke Montgomery
	Name:	Burke Montgomery
	Title:	Vice President

MPE, L.P.,

by CIFG Holdings, LLC, its General Partner
by Grosvenor Capital Management Holdings, LLLP, its Managing Member

/s/ Burke Montgomery
	Name:	Burke Montgomery
	Title:	Vice President

CFIG EQUITY VENTURES (MI), LLC,

by CIFG Holdings, LLC, its General Partner
by Grosvenor Capital Management Holdings, LLLP, its Managing Member

/s/ Burke Montgomery
	Name:	Burke Montgomery
	Title:	Vice President

[Signature Page to Amendment No. 3]

PEP II, L.P.,

by CIFG Holdings, LLC, its General Partner
by Grosvenor Capital Management Holdings, LLLP, its Managing Member

/s/ Burke Montgomery
Name:	Burke Montgomery
Title:	Vice President

CFIG ADVISORS, LLC,

by CIFG Holdings, LLC, its General Partner
by Grosvenor Capital Management Holdings, LLLP, its Managing Member

/s/ Burke Montgomery
Name:	Burke Montgomery
Title:	Vice President

CFIG NPS GP, LLC,

by CIFG Holdings, LLC, its General Partner
by Grosvenor Capital Management Holdings, LLLP, its Managing Member

/s/ Burke Montgomery
Name:	Burke Montgomery
Title:	Vice President

CFIG PEP I, LLC,

by CIFG Holdings, LLC, its General Partner
by Grosvenor Capital Management Holdings, LLLP, its Managing Member

/s/ Burke Montgomery
Name:	Burke Montgomery
Title:	Vice President

[Signature Page to Amendment No. 3]

CFIG FUND PARTNERS, L.P. (F/K/A DLJ FUND PARTNERS, L.P.),

by CIFG Holdings, LLC, its General Partner
by Grosvenor Capital Management Holdings, LLLP, its Managing Member

/s/ Burke Montgomery
Name:	Burke Montgomery
Title:	Vice President

CFIG FUND PARTNERS II, L.P. (F/K/A DLJ FUND PARTNERS II, L.P.),

by CIFG Holdings, LLC, its General Partner
by Grosvenor Capital Management Holdings, LLLP, its Managing Member

/s/ Burke Montgomery
Name:	Burke Montgomery
Title:	Vice President

CFIG FUND PARTNERS III, L.P. (F/K/A DLJ FUND PARTNERS III, L.P.),

by CIFG Holdings, LLC, its General Partner
by Grosvenor Capital Management Holdings, LLLP, its Managing Member

/s/ Burke Montgomery
Name:	Burke Montgomery
Title:	Vice President

[Signature Page to Amendment No. 3]

CFIG DIVERSIFIED PARTNERS III, INC.,

by CIFG Holdings, LLC, its Sole Shareholder
by Grosvenor Capital Management Holdings, LLLP, its Managing Member

/s/ Burke Montgomery
	Name:	Burke Montgomery
	Title:	Vice President

CFIG PARTNERS LF, LLC,

by CIFG Holdings, LLC, its Managing Member
by Grosvenor Capital Management Holdings, LLLP, its Managing Member

/s/ Burke Montgomery
	Name:	Burke Montgomery
	Title:	Vice President

GCM INVESTMENTS GP, LLC,

by	/s/ Burke Montgomery
	Name:	Burke Montgomery
	Title:	Vice President

GCM PROJECT R GP, L.P.,

by CFIG Holdings, LLC, its General Partner

/s/ Burke Montgomery
	Name:	Burke Montgomery
	Title:	Vice President

GCM CFIG GP, LLC,

by	/s/ Burke Montgomery
	Name:	Burke Montgomery
	Title:	Vice President

[Signature Page to Amendment No. 3]

GCM CFIG FUND PARTNERS IV, L.P.,

by CFIG Holdings, LLC, its General Partner

/s/ Burke Montgomery
Name:	Burke Montgomery
Title:	Vice President

CALIFORNIA IMPACT SBIC FUND GP, LLC,

By: GCM CFIG Fund Partners IV, L.P., its Sole Member by CFIG Holdings, LLC, its General Partner

/s/ Burke J. Montgomery
Name:	Burke J. Montgomery
Title:	Vice President

[Signature Page to Amendment No. 3]

GOLDMAN SACHS BANK USA, individually and as Administrative Agent and Collateral Agent and as the Incremental 2023 Term Lender,,

by
Authorized Signatory

[Signature Page to Amendment No. 3]